SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                           FORM 8-K/A


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                         July 10, 2000


                  DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



 Colorado                     0-16203                 84-1060803
(State of                   Commission             (I.R.S. Employer
Incorporation)               File No.             Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                 80202
 (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (303)  293-9133

          This report on Form 8-K/A amends and supplements a report on Form 8-K filed by Delta Petroleum Corporation ("Delta" or "the Company") on July 10, 2000 in connection with the acquisition of certain producing wells and associated acreage in North Dakota from Whiting Petroleum Corporation ("Whiting Properties").

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBIT.

      (A) Audited Statement of Oil and Gas Revenue and Direct Lease Operating Expenses of the Whiting Properties for each of the years in the two-year period ended June 30, 2000.

      (B) Condensed pro forma financial statements of Delta Petroleum Corporation for the year ended June 30, 2000.

      (C)  Exhibit

           (23.1)    Consent of KPMG LLP

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                  (Registrant)

Date:  September 22, 2000         By:   s/Aleron H. Larson, Jr.
                                   Aleron H. Larson, Jr.
                                   Chairman/C.E.O.



                  INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS
WHITING PETROLEUM CORPORATION

     We  have audited the accompanying statements of oil and  gas revenue and direct lease operating expenses of oil and gas properties ("the Whiting Properties") of Whiting Petroleum Corporation ("Whiting") acquired by Delta Petroleum Corporation for each of the years in the two-year period ended June 30, 2000. These financial statement are the responsibility of Whiting's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of oil and gas revenue and direct lease operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of oil and gas revenue and direct lease operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      The accompanying statements of oil and gas revenue and direct lease operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Full historical financial statements, including general and administrative expenses and other indirect expenses, have not been presented as management of the Whiting Properties cannot make a practicable determination of the portion of their general and administrative expenses or other indirect expenses which are attributable to the Whiting Properties.

      In our opinion, the statements of oil and gas revenue and direct lease operating expenses referred to above present fairly, in all material respects, the oil and gas revenue and direct lease operating expenses of the Whiting Properties as described in Note 1 for each of the years in the two-year period ended June 30, 2000, in conformity with generally accepted accounting principles.


                                       s/KPMG LLP
                                        KPMG LLP


September 15, 2000





                       WHITING PROPERTIES
                STATEMENTS OF OIL AND GAS REVENUE
               AND DIRECT LEASE OPERATING EXPENSES



                                        Years Ended June 30,
                                        2000            1999

Operating Revenue:
   Sales of condensate               $1,953,385      1,023,713
   Sales of natural gas                 146,104         79,597

Total Operating Revenue               2,099,489      1,103,310
Direct Lease Operating Expenses         156,428        294,791

Excess Revenue Over
   Direct Operating Expenses         $1,943,061     $  808,519

         See accompanying notes to financial statements.


            NOTES TO WHITING PROPERTIES STATEMENTS OF
     OIL AND GAS REVENUE AND DIRECT LEASE OPERATING EXPENSES
       FOR EACH OF THE YEARS IN THE TWO-YEAR PERIOD ENDED
                          JUNE 30, 2000

1)   PURCHASE   OF   OIL  AND  GAS  PROPERTIES   AND   BASIS   OF
     PRESENTATIONS

      The accompanying financial statements present the revenues and direct lease operating expenses of certain oil and gas properties of Whiting Petroleum Corporation (the "Whiting Properties") for each of the years in the two-year period ended June 30, 2000. The properties consist of working interests in oil and gas properties located in North Dakota that are subject to an agreement for acquisition by Delta Petroleum Corporation ("Delta") effective February 1, 2000. The July 10, 2000 payment of $3,745,000 and the June 1, 2000 issuance of 90,000 shares of Delta's common stock valued at approximately $280,000 resulted in the effective acquisition of 67% of the ownership interest in each property to be acquired. The remaining 33% of the ownership interest in each property can be acquired by Delta on September 29, 2000 for a payment of $1,845,000.

      The accompanying statements of oil and gas revenue and direct lease operating expenses of the Whiting Properties were prepared to comply with certain rules and regulations of the Securities and Exchange Commission. Full historical financial statements including general and administrative expenses and other indirect expenses, have not been presented as management of the Whiting Properties cannot make a practicable determination of the portion of their general and administrative expenses or other indirect expenses which are attributable to the Whiting Properties. Accordingly, their financial statements are not
indicative   of   the  operating  results,  subsequent   to   the
acquisition.

      Revenue in the accompanying statements of oil and gas revenue and direct lease operating expenses is recognized on the sales method.

      Direct lease operating expenses are recognized on the accrual basis and consist of all costs incurred in producing, marketing and distributing products produced by the properties as well as production taxes and monthly administrative overhead costs charged by the operator.

2)   SUPPLEMENTAL   FINANCIAL  DATA  OIL   AND   GAS   PRODUCING
     ACTIVITIES (UNAUDITED)

      The following unaudited information has been prepared in accordance with Statement of Financial Accounting Standards No.
69, DISCLOSURE ABOUT OIL AND GAS PRODUCING ACTIVITIES (SFAS 69).

     A)   ESTIMATED PROVED OIL AND GAS RESERVES

             Proved  oil  and  gas  reserves  are  the  estimated
       quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions; i.e., prices and costs as of the date the estimate is made. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based on future conditions.

             An   estimate   of  proved  developed   future   net
       recoverable oil and gas reserves of the Whiting Properties and changes therein follows. Such estimates are inherently imprecise and may be subject to substantial revisions. Proved undeveloped reserves attributable to the Whiting Properties are not significant.

                                       Oil and Condensate Natural Gas
                                         (Bbls)             (Mcf)

       Balance at July 1, 1998          357,444            168,021
        Production                      (81,663)           (40,617)

       Balance at June 30, 1999         275,781            127,404
         Production                     (80,444)           (39,739)

       Balance at June 30, 2000         195,337             87,665

      B)   STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS

            The  standard measure of discounted future  net  cash
       flows   has  been  calculated  in  accordance   with   the
       provisions of SFAS No. 69.

             Future oil and gas sales and production and development costs have been estimated using prices and costs in effect at the end of the years indicated. Future income tax expenses have not been considered, as the properties are not a tax paying entity. Future general and administrative and interest expenses have also not been considered.

            Changes  in  the  demand for  oil  and  natural  gas,
       inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of the current market value of the proved reserves. The standardized measure of discounted future net cash flows as of June 30, 2000 and 1999 is as follows:

                                                   2000        1999

        Future oil and gas sales              $6,275,631    $5,281,345
        Future production and
            development costs                   (553,654)     (710,040)
        Future net revenue                     5,721,977     4,571,305
        10% annual discount for estimated
          timing of cash flows                (1,017,626)     (839,830)
        Standardized measure of discounted
          Future net cash flows               $4,704,351    $3,731,475

           No income taxes have been reflected due to available net operating loss carry forwards of Delta Petroleum
        Corporation.

     C)     CHANGES IN STANDARDIZED MEASURE OF DISCOUNTED  FUTURE
            NET  CASH  FLOWS  RELATING  TO  PROVED  OIL  AND  GAS
            RESERVES

            An analysis of the changes in the total standardized measure of discounted future net cash flows during each of the last two years is as follows:

                                                2000           1999
          Beginning of year                 $3,731,475      3,026,596
          Changes resulting from:
            Sales of oil and gas, net of
               production costs             (1,943,061)    (1,043,736)
            Changes in prices and other      2,542,789      1,445,955
            Accretion of discount              373,148        302,660
          End of year                       $4,704,351     $3,731,475


                   DELTA PETROLEUM CORPORATION
            CONDENSED PRO FORMA FINANCIAL STATEMENTS

        On July 10, 2000, Delta Petroleum Corporation ("Delta" or "the Company") effectively acquired 67% of the interests in 21 producing wells and associated acreage in North Dakota from Whiting Petroleum Corporation ("the Whiting Properties") for a purchase price of approximately $4,025,000 which consists of cash of $3,745,000 which was financed through borrowings from an unrelated entity at an interest rate of 15% per annum and 90,000 shares of the Company's common stock valued at approximately
$280,000.   For accounting purposes, a purchase price  adjustment
of approximately $871,000 for the excess of revenue over direct expenses between the contract effective date of February 1, 2000 and June 30, 2000 (the acquisition date) has been recorded. The remaining 33% ownership interests in each property can be acquired by Delta on September 29, 2000 for a payment of $1,845,000 which will be reduced by a purchase price adjustment reflecting the excess of revenue over direct operating expenses and capital costs from February 1, 2000, the contract effective date, through the closing date of September 29, 2000.

        The following unaudited condensed pro forma balance sheet assumes that the acquisition of the Whiting Properties occurred on June 30, 2000 and reflects the historical consolidated balance sheet of Delta giving pro forma effect to this transaction using the purchase method of accounting. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical statements and related notes of the Company.

        The following unaudited condensed pro forma statement of operations for the for the year ended June 30, 2000 assumes the acquisition of the Whiting Properties occurred on July 1, 1999.
No general and administrative or other indirect costs related to the Whiting Properties have been reflected in the historical results of the Whiting Properties nor have they been reflected in proforma adjustments as it is not practical to allocate such costs for the historical statements or estimate such costs for proforma purposes. The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been attained if the transaction had occurred as of this date. These statements should be read in conjunction with the historical financial statements and related notes of the Company and the Statements of Oil and Gas Revenue and Direct Operating Expenses of the Whiting Properties included herein.


DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Balance Sheet
As of June 30, 2000

                                                                  Pro Forma
                                                 Delta           Adjustments           Pro Forma
                                              Historical          (Note B)               Delta


Current Assets:
  Cash                                      $    302,414                            $    302,414
  Accounts receivable                            756,109            870,802(2)         1,626,911
  Other current assets                           571,761                                 571,761
      Total current assets                     1,630,284            870,802            2,501,086

Property and Equipment:
  Oil and gas properties, at cost, using
    the successful efforts method
    of accounting                             20,414,206          4,025,002(1)        23,568,406
                                                                   (870,802)(2)
  Less accumulated depreciation
      and depletion                           (2,538,030)                             (2,538,030)
   Net property and equipment                 17,876,176          3,154,200           21,030,376

Long term assets:
  Other long term assets                       1,270,810                               1,270,810
  Deposit on purchase of oil and
     gas properties                              280,002           (280,002)(1)               -
      Total long term assets                   1,550,812           (280,002)           1,270,810

                                            $ 21,057,272          3,745,000         $ 24,802,272

Current  Liabilities:
  Accounts payable                          $  1,636,651                            $  1,636,651
  Other accrued liabilities                      213,121                                 213,121
  Current portion of long-term debt            1,765,653          3,745,000(1)         5,510,653
      Total current liabilities                3,615,425          3,745,000            7,360,425

Long-term debt                                 6,479,115                               6,479,115

Stockholders' Equity:
  Preferred stock, $.10 par value                       -                                      -
  Common stock, $.01 par value                    84,221                                  84,221
  Additional paid-in capital                  33,746,861                              33,746,861
  Accumulated other comprehensive loss            77,059                                  77,059
  Accumulated deficit                        (22,945,409)                            (22,945,409)                                0
      Total stockholders' equity              10,962,732                  -           10,962,732

Commitments
                                            $ 21,057,272          3,745,000         $ 24,802,272

    See accompanying notes to condensed pro forma financial statements.



DELTA PETROLEUM CORPORATION
Unaudited Condensed Pro Forma Statement of Operations
Year Ended June 30, 2000

                                                                                    Pro Forma
                                            Delta               Whiting          Adjustments            Pro Forma
                                          Historical          Properties          (Note C)                Delta


Revenue:
  Oil and gas sales                    $  3,355,783           2,099,489                              $  5,455,272
  Gain on sale of oil
     and gas properties                      75,000                   -                                    75,000
  Other revenue                             235,198                   -                                   235,198

    Total revenue                         3,665,981           2,099,489                  -              5,765,470


Operating expenses:
  Lease operating expenses                2,405,469             156,429                                 2,561,897
  Depreciation and depletion                887,802                   -          1,179,728(1)           2,067,530
  Exploration expenses                       46,730                   -                                    46,730
  General and administrative              1,777,579                   -                                 1,777,579
  Stock option expense                      537,708                   -                                   537,708

    Total operating expenses              5,655,288             156,428          1,179,728              6,991,444
Loss from operations                     (1,989,307)          1,943,061         (1,179,728)            (1,225,974)

Other income and expenses:
  Interest expense                       (1,264,954)                  -           (561,750)(2)         (1,826,704)
  Loss on sale of securities
    available for sale                     (112,789)                  -                                  (112,789)

    Total other income and expenses      (1,377,743)                  -           (561,750)            (1,939,493)

    Loss                               $ (3,367,050)          1,943,061         (1,741,478)          $ (3,165,467)


Basic and diluted loss per
      common share                    $      (0.46)                                                  $     (0.44)

Weighted average number of common
       shares outstanding                7,271,336                                                     7,271,336

See accompanying notes to condensed pro forma financial statements.


                  NOTES TO CONDENSED PRO FORMA
         FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)

     A)   BASIS OF PRESENTATION

           The accompanying unaudited condensed pro forma balance sheet assumes that the acquisition of oil and gas properties from Whiting Petroleum Corporation referred to as ("the Whiting Properties") occurred on June 30, 2000 and reflects the historical consolidated balance sheet of Delta Petroleum Corporation ("Delta") at that date giving pro forma effect to the transaction using the purchase method of accounting. The unaudited condensed pro forma balance sheet should be read in conjunction with the historical financial statements and related notes of Delta.

            The   accompanying  unaudited  condensed  pro   forma
statement of operations for the year ended June 30, 2000 assumes that the acquisition of the Whiting Properties occurred as of July 1, 1999. No general and administrative or other indirect costs related to the Whiting Properties have been reflected in the historical results of the Whiting Properties nor have they been reflected in proforma adjustments as it is not practical to allocate such costs for the historical statements or estimate such costs for proforma purposes. The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been attained if the transactions had occurred as of this date. These statements should be read in conjunction with the historical financial statements and related notes of Delta and the Statements of Revenue and Direct Operating Expenses of the Whiting Properties included herein.

     B)   ACQUISITION OF WHITING PROPERTIES - BALANCE SHEET

           On July 10, 2000, Delta Petroleum Corporation ("Delta" or "the Company") effectively acquired 67% of the interests in 21 producing wells and associated acreage in North Dakota from Whiting Petroleum Corporation ("Whiting Properties") for a purchase price of approximately $4,025,000 which consists of cash of $3,745,000 which was financed through borrowings from an unrelated entity at an interest rate of 15% per annum and 90,000 shares of the Company's common stock valued at approximately $280,000. For accounting purposes, a purchase price adjustment of approximately $871,000 for the excess of revenue over direct expenses between the contract effective date of February 1, 2000 and June 30, 2000 (the acquisition date) has been recorded.

           The accompanying historical balance sheet of Delta at June 30, 2000 has been adjusted to record the purchase price of the Whiting Properties as follows:

          (1) To record the assets acquired relating to the Whiting Properties and the related short term financing. The debt, due October 9, 2000, is guaranteed by two officers of the Company.

          (2)  To  record  a  purchase price adjustment  for  the
          excess  revenues  over  direct  expenses  between   the
          contract effective date of February 1, 2000 and the acquisition date of June 30, 2000.

     C)   ACQUISITION OF WHITING PROPERTIES - STATEMENT OF
          OPERATIONS

           The accompanying condensed pro forma statement of operations for the year ended June 30, 2000 has been adjusted to include the historical revenue and direct lease operating expenses of the Whiting Properties for the year ended June 30, 2000. In addition, the following adjustments have been made to the accompanying condensed pro forma statement of operations for the year ended June 30, 2000:

           (1) To adjust depletion expense to reflect the pro forma depletion rate giving effect to the acquisition of the Whiting properties.

           (2) To record interest expense for interest associated with the debt incurred in connection with the Whiting Properties at a rate of 15% per annum. A one-eighth change in interest rate would have a $4,681 annual impact on interest expense.

           (3) No income tax effects of the proforma adjustment have been reflected due to Delta's net operating loss carry forward position and income tax valuation allowance.



                          INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2)  Plan    of    Acquisition,   Reorganization,    Arrangement,
     Liquidation or Succession.  Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4)  Instruments   Defining  the  Rights  of  Security   Holders,
     including Indentures.  Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not applicable.

(8)  Opinion: re: Tax Matters.  Not applicable.

(9)  Voting Trust Agreement.  Not applicable.

(10) Material Contracts. Not applicable.

(11) Statement re: Computation of Per Share Earnings.   Not applicable.

(12) Statement re: Computation of Ratios.  Not applicable.

(13) Annual Report to Security Holders, etc. Not applicable.

(14) Material Foreign Patents.  Not applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not applicable.

(16) Letter re: Change in Certifying Accountant.  Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not applicable.

(19) Report Furnished to Security Holders.  Not applicable.

(20) Other  Documents  or Statements to Security  Holders.  Not applicable.

(21) Subsidiaries of the Registrant.  Not applicable.

(22) Published  Report Regarding Matters Submitted  to  Vote  of
     Security Holders.  Not applicable.

(23) Consents of Experts and Counsel.
     23.1 Consent of KPMG LLP

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not applicable.

(26) Invitations for Competitive Bids.  Not applicable.

(27) Financial Data Schedule.  Not applicable.

(99) Additional Exhibits. Not applicable.